SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2006

WT HOLDINGS CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	000-30292	88-0405437
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Room 402-404, 4/F, Allied Kajima Building
138 Gloucester Road
Wanchai, Hong Kong
(Address of Principal Executive Offices)

(852) 2511-3873
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with actions taken by WT Holdings Corporation (the “Registrant”) to restructure and settle its remaining indebtedness, and as approved by its board of directors, on May 18, 2006 the Registrant entered into an Agreement of Amendment and Restatement of Promissory Note, under which it agreed to amend and restate a promissory note in the principal amount of $126,000, with accrued interest in the amount of $2,800 (“WT Note”). The WT Note was amended and restated to extend its maturity date to July 20, 2006. As a condition to such extension, the note was amended and restated as four separate notes, issued to the same holder as the WT Note, and made convertible into shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, respectively as follows (at the respective conversion prices set forth below):

Principal and Interest	Shares	Class of Stock	Conversion Price

$128,500	52,706,202	Common Stock	$0.00243800
100	1,200,000	Series A Preferred Stock	0.00008333
100	1,200,000	Series B Preferred Stock	0.00008333
100	1,200,000	Series C Preferred Stock	0.00008333

$128,800

In addition, as approved by its board of directors, on May 18, 2006, the Registrant entered into an Assignment and Assumption Agreement (“Kaneb Note Agreement”) with W.B. Capital Group, Inc. (“WB”), under which a promissory note in the principal amount of $44,256 held by WB was amended, restated, assigned to and assumed by four assignees. None of the assignees were “affiliates” of the Registrant (as defined under Rule 144(a)(2)). Prior to such transaction, on March 28, 2002, the Registrant entered into a loan agreement with Andrew Kaneb, an individual non-affiliate of the Registrant (“Kaneb”), pursuant to which Kaneb loaned a principal amount of $30,000 to the Registrant, with an interest rate of 5% per annum (the “Kaneb Note”). On July 1, 2002, the Kaneb Note was extended for an additional six months with an interest rate of 20% per annum. On November 21, 2005, the Kaneb Note was assigned to and assumed by WB, a non-affiliate of the Registrant, pursuant to an Assignment and Assumption Agreement, for cash consideration of $35,000 paid to Kaneb. On November 21, 2005, the assigned and assumed Kaneb Note was amended and restated, in the form of a promissory note with a principal amount of $44,256.00 bearing interest at a rate of 5% per annum (“First Amended and Restated Note”). Finally, pursuant to the Kaneb Note Agreement, WB assigned, and the assignees assumed, the obligations under the First Amended and Restated Note, with revised terms and conditions. These revisions included an extension of the maturity date to July 20, 2006. As a condition to such extension, the note was amended and restated as four separate notes with an aggregate principal amount of $45,239 (representing principal and accrued interest on the note), issued to the assignees, and made convertible into shares of Common Stock of the Registrant at a conversion price of $0.002438 per share. The assignees were bona fide purchasers who paid consideration to WB in exchange for the amended and restated notes.

Further, as approved by the board of directors, on May 18, 2006, the Registrant entered into an Assignment and Assumption Agreement with WB (“Zanoni Note Agreement”), under which a promissory note in the principal amount of $59,281 held by WB was amended, restated, assigned to and assumed by eight assignees, none of whom were affiliates of the Registrant. Prior to such transaction, on March 15, 2001, the Zanoni Family Limited Partnership (“Zanoni”) loaned the Registrant $25,000 in exchange for a promissory note in the principal amount of $25,000 bearing interest at a rate of 11% per annum (“March 2001 Note”). On June 18, 2001, Zanoni loaned the Registrant $15,000 in exchange for an additional promissory note in the principal amount of $15,000 bearing interest at a rate of 11% per annum (“June 2001 Note”) (the March 2001 Note and June 2001 Note are referred to as the “Zanoni Notes”). On November 21, 2005, the Zanoni Notes were assigned to and assumed by W.B. Capital Group, a non-affiliate of the Registrant, pursuant to an Assignment and Assumption Agreement, for cash consideration of $45,000 paid to Zanoni. On November 21, 2005, the assigned and assumed Zanoni Notes were further amended and restated, and combined into a single promissory note with a principal amount of $59,281 bearing interest at a rate of 5% per annum (“First Amended and Restated Note”). Finally, pursuant to the Zanoni Note Agreement, WB assigned, and the assignees assumed, the obligations under the First Amended and Restated Note, with revised terms and conditions. These revisions included an extension of the maturity date to July 20, 2006. As a condition to such extension, the note was amended and restated as nine separate notes with an aggregate principal amount of $60,598 (representing principal and accrued interest on the note), issued to eight assignees, and made convertible into shares of Common Stock of the Registrant at a conversion price of $0.002438 per share. The assignees were bona fide purchasers who paid consideration to WB in exchange for the amended and restated notes.

A copy of the Agreement of Amendment and Restatement of Promissory Note, Kaneb Note Agreement, and Zanoni Note Agreement are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.  A copy of the forms of WT Note, Kaneb Note and Zanoni Note, as amended and restated, are included as Exhibits 10.4, 10.5 and 10.6 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Agreement of Amendment and Restatement of Promissory Note, Kaneb Note Agreement, and Zanoni Note Agreement, respectively, as described in Item 1.01, incorporated by reference into this Item 3.02, the Registrant issued amended and restated promissory notes convertible into an aggregate of 52,706,202 shares of Common Stock, 1,200,000 shares of Series A Preferred Stock, 1,200,000 shares of Series B Preferred Stock and 1,200,000 shares of Series C Preferred Stock of the Company. These convertible notes were issued pursuant to an exemption under Section 4(2) under the Securities Act. Under the terms of the amended and restated promissory notes, the holders of such notes were granted the right to convert the principal and accrued interest under the notes into the above-described capital stock of the Registrant. No cash consideration was received by the Registrant in connection with the amendment and restatement of the notes, however, the assignees paid consideration to WB in exchange for the notes.

Effective on May 18, 2006, and in accordance with the terms and conditions of the above-mentioned amended and restated promissory notes, the holders of those promissory notes elected to convert the principal and accrued interest under the notes into (i) 96,117,242 shares of Common Stock, (ii) 1,200,000 shares of Series A Preferred Stock, (iii) 1,200,000 shares of Series B Preferred Stock, and (iv) 1,200,000 shares of Series C Preferred Stock, respectively, of the Registrant. These shares were issued pursuant to an exemption under Section 4(2) under the Securities Act. In consideration for the shares issued, all indebtedness of the Registrant under the notes was cancelled.

Effective on May 19, 2006 (i) holders of a majority of the Registrant’s Series A Preferred Stock elected to convert all of the issued and outstanding shares of Series A Preferred Stock, consisting of 1,228,143 shares, into 10,235 shares of common stock of the Registrant at a conversion ratio of 0.008333 shares of common stock for each share of Series A Preferred Stock, (ii) holders of a majority of the Registrant’s Series B Preferred Stock elected to convert all of the issued and outstanding shares of Series B Preferred Stock, consisting of 1,228,143 shares, into 10,235 shares of common stock of the Registrant at a conversion ratio of 0.008333 shares of common stock for each share of Series B Preferred Stock; and (iii) holders of a majority of the Registrant’s Series C Preferred Stock elected to convert all of the issued and outstanding shares of Series C Preferred Stock, consisting of 1,232,143 shares, into 10,268 shares of common stock of the Registrant at a conversion ratio of 0.008333 shares of common stock for each share of Series C Preferred Stock.  These conversions were pursuant to the terms of the Registrant’s Certificate of Incorporation and Certificates of Designation for the respective series of preferred stock of the Registrant, as amended.

Immediately following (i) the conversion of the foregoing promissory notes, and (ii) conversion of each series of preferred stock into common stock, the Registrant had a total of 98,142,235 shares of common stock outstanding, and no shares of preferred stock outstanding.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 18, 2006, in connection with the conversion of the Kaneb Note (as described in Items 1.01 and 3.02 of this Current Report) into preferred stock, the Registrant amended and restated its Series A Preferred Stock Certificate of Designation, Series B Preferred Stock Certificate of Designation and Series C Preferred Stock Certificate of Designation (each, a “Certificate”), principally to (i) increase the number of shares designated as Series A Preferred Stock to 1,500,000 shares, (ii) increase the number of shares designated as Series B Preferred Stock to 1,500,000 shares, (iii) increase the number of shares designated as Series C Preferred Stock to 1,500,000 shares, and (iv) to clarify the rights, preferences, and privileges of the holders of Series A, Series B, and Series C Preferred Stock, in particular, with respect to conversion rights. The general effect of this amendment and restatement was to grant the holders the issued and outstanding shares of each series of preferred stock the ability to act by majority vote or written consent, to convert all outstanding shares of such series of preferred stock into common stock of the Registrant, pursuant to Section 3 of each Certificate. The board of directors of the Registrant, and holders of a majority of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock each approved the amendment and restatement of the Certificates for the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock. A copy of the Amended and Restated Certificates of Designation are included as Exhibits 3.7, 3.8 and 3.9 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit Number	Description

3.1	Certificate of Incorporation currently in effect (Incorporated by reference to Exhibit 2.1 of the Registration Statement on Form 10-SB (File No. 0-23859) effective December 30, 1998).

3.2	Bylaws currently in effect (Incorporated by reference to Exhibit 2.2 of the Registration Statement on Form 10-SB (File No. 0-23859) effective December 30, 1998).

Exhibit Number	Description

3.3
Certificate of Designation, Preferences and Rights of Series A Preferred Stock (Incorporated by reference to Exhibit 3.1 of the Registration Statement on Form 10-SB (File No. 0-23859) effective December 30, 1998).

3.4
Certificate of Designation, Preferences and Rights of Series B Preferred Stock (Incorporated by reference to Exhibit 3.2 of the Registration Statement on Form 10-SB (File No. 0-23859) effective December 30, 1998).

3.5
Certificate of Designation, Preferences and Rights of Series C Preferred Stock (Incorporated by reference to Exhibit 3.3 of the Registration Statement on Form 10-SB (File No. 0-23859) effective December 30, 1998).

3.6
Certificate of Amendment, amending registrant’s Certificate of Incorporation, effective November 24, 2004 (incorporated by reference to Exhibit 3.6 of Form 10-QSB (File No. 0-23859) for the quarter ended September 30, 2004).

3.7	Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series A Preferred Stock, as filed with the Delaware Secretary of State on May 18, 2006

3.8	Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series B Preferred Stock, as filed with the Delaware Secretary of State on May 18, 2006

3.9	Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series C Preferred Stock, as filed with the Delaware Secretary of State on May 18, 2006

10.1	Agreement of Amendment and Restatement of Promissory Note dated May 18, 2006

10.2	Assignment and Assumption Agreement dated May 18, 2006 regarding Kaneb Note

10.3	Assignment and Assumption Agreement dated May 18, 2006 regarding Zanoni Notes

10.4	Form of WT Note, as amended and restated

10.5	Form of Kaneb Note, as amended and restated

10.6	Form of Zanoni Note, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WT HOLDINGS CORPORATION

Dated: May 23, 2006	By:	/s/ Ke Huang
Ke Huang Chief Executive Officer